FINANCIAL INCOME (EXPENSES), NET (Tables)	12 Months Ended
Dec. 31, 2021
Financial Income (expenses), Net [abstract]
Schedule of Financial Income (Expenses), Net

	Year ended December 31,
	2019	2020	2021
	(U.S. $ in thousands)
Hedging instrument gain (loss), net	$366	$86	$(80)
Bank charges	(153)	(175)	(261)
Exchange rate loss, net	(1,175)	(49)	(853)
Interest income (expense), net	878	347	401
Amortization of premium on marketable securities	-	(95)	(308)
Other, net	(1)	-	(3)
Total financial income (expenses), net	$(85)	$114	$(1,104)